FIST2 SA-1 10/12

     SUPPLEMENT DATED OCTOBER 1, 2012
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 1, 2012
OF
FRANKLIN INVESTOR SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The statement of additional information is amended as follows:

I. The Franklin Low Duration Total Return Fund will begin offering Class C shares on or about October 1, 2012. Therefore, on or about October 1, 2012, the Franklin Low Duration Total Return Fund will offer three classes of shares, Class A, Class C, and Advisor Class.

II. The second paragraph on page 1 is revised as follows:

The unaudited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Semiannual Report to Shareholders, for the fiscal year ended April 30, 2012, are incorporated by reference (are legally a part of this SAI).

III. The second paragraph under “Organization, Voting Rights and Principal Holders” on page 69 is replaced with the following:

The Adjustable U.S. Government and the Low Duration Total Return Funds currently offers three classes of shares, Class A, Class C and Advisor Class. The Floating Rate Daily Access Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Total Return Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

  Franklin Adjustable U.S. Government Fund - Class A
  Franklin Adjustable U.S. Government Fund - Class C
  Franklin Adjustable U.S. Government Fund - Advisor Class
  Franklin Floating Rate Daily Access Fund - Class A
  Franklin Floating Rate Daily Access Fund - Class B
  Franklin Floating Rate Daily Access Fund - Class C
  Franklin Floating Rate Daily Access Fund - Advisor Class
  Franklin Low Duration Total Return Fund - Class A
  Franklin Low Duration Total Return Fund – Class C
  Franklin Low Duration Total Return Fund - Advisor Class
  Franklin Total Return Fund - Class A
  Franklin Total Return Fund - Class B
  Franklin Total Return Fund - Class C
  Franklin Total Return Fund - Class R
  Franklin Total Return Fund - Advisor Class

IV. The seventh paragraph under “Organization, Voting Rights and Principal Holders” beginning on page 69 is replaced with the following:

As of September 4, 2012, the principal shareholders of the Funds, beneficial or of record, were:

		Percentage
Name and Address	Share Class	(%)

Low Duration Fund

Dengel Company	Advisor	20.59
C/O Fiduciary Trust Co. Intl.
Church Street Station PO Box 3199 New York, NY 10008-3199

LPL Financial	Advisor	9.57
A C 1000-0005
9785 Towne Centre Drive
San Diego, CA 92121-1968

SEI Private Trust Company	Advisor	8.58
C/O Suntrust Bank ID 866
ATTN Mutual Fund Administration
One Freedom Valley Drive
Oaks, PA 19456-9989

Floating Rate Daily Access Fund

SEI Private Trust Company	Advisor	21.24
C/O ID 940
1 Freedom Valley Drive
Oaks, PA 19456-9989

Total Return Fund

FT Conservative Allocation Fund	Advisor	7.57
F/T Fund Allocator
3344 Quality Drive Rancho Cordova, CA 95670-7313

FT Moderate Allocation Fund	Advisor	10.97
F/T Fund Allocator
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Ellard & Co.	Advisor	6.85
C/O Fiduciary Trust Co. Intl.
Church Street Station
PO Box 3199
New York, NY 10008-3199

Hartford Life Insurance Co.	R	41.77
PO Box 2999
Hartford, CT 06104-2999

PIMS Prudential Retirement	R	9.24
As Nominee for the TTEE Cust PL 300
Grundfos Pumps Corporation
17100 W 118th Terrace
Olathe, KS 66061

Hartford Securities Distribution Co.	R	7.29
PO Box 2999
Hartford, CT 06104-2999

From time to time, the number of Fund shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

V. The ninth paragraph under “Organization, Voting Rights and Principal Holders” on page 70 is replaced with the following:

As of September 4, 2012, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

VI. The second paragraph under the Section entitled “Underwriters – Distribution and service (12b-1) fess – Class A, B, C and R – The Class A, B, C and R Plans,” beginning on page 78 is replaced with the following:

Low Duration Total Return Fund pays Distributors up to 0.65% of Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). Total Return Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. Floating Rate Daily Access Fund pays Distributors up to 1.00% per year of the Class B's average daily net assets, out of which 0.25% may be paid for service fees, and up to 0.65% per year of Class C's average daily net assets, out of which 0.15% may be paid for service fees. Adjustable U.S. Government Fund pays Distributors up to 0.65% per year of Class C's average daily net assets out of which 0.15% may be paid for service fees. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay Distributors in connection with the advancing of commissions to securities dealers who sold Class B shares.

Please keep this supplement for future reference.